UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2018, pursuant to a Securities Purchase Agreement (“Securities Purchase Agreement”) between the Company and an institutional investor (“Investor”), the Company sold 8% Senior Secured Convertible Promissory Notes (“Notes”) and pre-paid Series D Warrants and received gross proceeds of $2,400,000. The Investor is a non-U.S. person and the transaction was exempt from registration under Regulation S as amended promulgated under the Securities Act of 1933.

The Securities Purchase Agreement contains customary representations and warranties of the Purchasers and the Company regarding the purchase and sale, respectively, of the Notes and Series D Warrants. Under the Securities Purchase Agreement, the Company makes certain covenants including, but not limited to: (i) timely filing of its reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) provision of certain financial information to the Purchasers, (iii) maintaining the listing of the shares of Common Stock on an eligible market, and (iv) payment of certain fees of the Purchasers. The Securities Purchase Agreement also contains certain market provisions including piggyback registration rights, prohibition on shorting the Company’s stock by the Purchaser and the like.

The terms of the two Notes are as follows:

	Note A	Note B
Face Amount	$3,005,400	$880,709

Purchase Price	$1,702,847	$567,616

Term	6 months	18 Months

Interest Rate	8%, accured and unpaid interest payable quarterly in cash	8%; The Company shall pay interest to the Holder on the aggregate principal amount of this Note at the rate of eight percent (8%) per annum on a monthly basis beginning seven (7) months after the Closing Date. Following the Closing Date, all interest payments hereunder shall be payable in cash. Accrued and unpaid interest shall be due and payable on each Conversion Date, each Amortization Payment Date, on the Maturity Date, or as otherwise set forth herein on any remaining principal balance of the Note.

Per Share conversion Price	$3.00	$3.00

Original Issue Discount	32%	32%

Repayment	On the maturity date thereof but if not paid on the maturity date, there is a 90 day grace period although an extra 20% OID payment is added so	Commencing seven (7) months following the Closing Date and continuing monthly thereafter for a total period of twelve (12) months

	that the principal amount increases by 20%.	(each, an “Amortization Payment Date”), the Company shall redeem one-twelfth (1/12th) of the outstanding principal amount of this Note (“Principal Amortization Amount”), accrued but unpaid interest and the Make-Whole Amount (each, an “Amortization Payment”). Each Amortization Payment shall be paid in cash or, provided that the Market Price is at least the Conversion Price, at the option of the Company, upon ten (10) Trading Days’ written notice to the Holder, in free trading Common Stock at the Conversion Price. Any outstanding unpaid principal and accrued but unpaid interest on this Note as of the Maturity Date will be due and payable on the Maturity Date in cash or, provided that the Market Price is at least the Conversion Price, at the option of the Company, upon ten (10) Trading Days’ written notice to the Holder, in free trading Common Stock at the Conversion Price.

Prepayment	At any time upon 10 day notice to the Purchaser without premium and mandatory upon the closing of a public financing of at least $10,000,000	At any time upon 10 day notice to the Purchaser without premium and mandatory upon the closing of a public financing of at least $10,000,000

Prohibition on Certain Transactions	No variable rate transactions or dilutive issuances so long as Notes and Warrants outstanding	No variable rate transactions or dilutive issuances so long as Notes and Warrants outstanding

Maturity Default	Upon the occurrence of a Maturity Default, at the option of the Company, the Company may pay the outstanding principal amount of the Note, accrued but unpaid interest and other amounts owing to the Holder in shares of Common Stock at the Conversion Price. In addition, upon the occurrence of a Maturity Default, the Company shall pay the Holder an additional twenty percent (20%) original issue discount on the purchase price of the Note by increasing the original principal amount of the Note, which shall be payable, at the option of the Company, in cash or shares of Common Stock at the Conversion Price (the “OID Payment”). For the avoidance of doubt, upon the occurrence of a Maturity Default, the Company shall increase the original principal amount of the Note to $3,606,480. Upon the occurrence of a Maturity Default, the Holder may continue to convert the Note at the Conversion Price until any amounts owing to the Holder under the Note are fully paid. For the avoidance of doubt, failure by the Company to pay the Holder the (i) outstanding principal amount of the Note, accrued but unpaid interest and other amounts owing to the Holder in cash or shares of Common Stock at the Conversion Price and (ii) the OID Payment within ninety (90) days of the occurrence of a Maturity Default shall constitute an Event of Default under Section 6(a) hereof.

Under the Notes, the holders will have certain rights upon an Event of Default. Such rights include (i) the right to require the Company to redeem all or any portion of the Notes by delivery of written notice thereof to the Company, subject to certain requirements set forth in the SPA and (ii) receipt of payment in cash of an amount equal to (a) the remaining principal amount of the Notes, accrued and unpaid interest and accrued and unpaid Late Charges (as defined in the Notes) on such principal and interest, multiplied by (b) the redemption premium, equal to 125%, in addition to any and all other amounts due thereunder.

“Events of Default” under the Notes includes (subject, in certain cases to cure periods, as set forth therein): (i) default in any payment due under the Note when due, except with respect to interest due, for which there is a three trading day grace period; (ii) failure to perform other covenants under the Notes by the Company; (iii) cross default to defaults under any other transaction document or material agreement not cured within the applicable cure period provided or misrepresentation under any such agreement; (iv) bankruptcy event of the Company or a significant subsidiary, as defined; (v) default under any credit agreement or the like in excess of $100,000 or if the breach causes an acceleration of the instrument; (vi) the Company becomes ineligible for listing on its trading market which continues for at least five trading days or the Company’s shares are ineligible for DTC transfer; (vii) there is a change of control transaction as defined; (viii) the Company is not current in its Exchange Act reporting requirements; (ix) Company does not meet share delivery requirements under the transaction documents; (x) failure to meet Rule 144 current reporting requirements; (xi) the Company files for bankruptcy, appoints a receiver or similar, whether voluntary or involuntary (and if involuntary remains for more than 60 days); (xii) an attachment of Company property worth more than $100,000; (xiii) failure to maintain share reserves; (xiv) a maturity default of the Note, not cured within the 90 day cure period or (xv) the occurrence of any event described in Rule 506(d)(1) under the Securities Act, (2) the Company or any subsidiary is indicted, charged with or convicted of any crime, (3) any Affiliate of the Company or any person who is an officer, director or member of senior management of the Corporation or any subsidiary is arrested, indicted, charged with or convicted of any felony other crime involving moral turpitude, or (4) a government enforcement or regulatory agency files a complaint in any court or institutes administrative proceedings in any jurisdiction against the Corporation, any Affiliate, or any member of management.

The Notes will also provide the holders with certain rights, and the Company with certain obligations, upon the occurrence of a fundamental transaction, including but not limited to the obligation of the Company or successor entity to offer to redeem the Notes for an 25% premium in connection with a change of control and the obligation of a successor entity to assume the Company’s obligations thereunder.

The Company will make certain negative covenants in the Notes, pursuant to which the Company agrees not to, and will cause each of its subsidiaries not to: (a) incur or guarantee, assume or suffer to exist any indebtedness, other than permitted indebtedness; (b) allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets of the Company or any of its subsidiaries other than permitted liens; (c) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents all or any portion of any indebtedness other than the Notes if at the time such payment is due or is otherwise made or, after giving effect to such payment, an Event of Default has occurred and is continuing; (d) redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock; (e) permit any indebtedness of the Company or its subsidiaries to mature or accelerate prior to the ninety-one (91) calendar day anniversary of the maturity date; (f) make any changes in the nature of its business nor modify the Company’s or any of its subsidiaries’ corporate structure or purpose; or (g) issue any Notes or any other securities that would cause a breach or default under the Notes or the Series D Warrants.

The Company will make certain affirmative covenants in the Notes, pursuant to which the Company agrees to, and will cause each of its subsidiaries to: (a) maintain and preserve its existence, rights and privileges, and become or remain, and cause each of its subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; (b) maintain and preserve all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder; (c) maintain all of its intellectual property rights that are necessary or material to the conduct of its business; and (d) maintain insurance with responsible and reputable insurance companies or associations with respect to its properties and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

The Warrants

In conjunction with the purchase of the Notes, the Company issued the Investor two types of warrants to purchase its common stock (the first being called the “D-1 Warrant” and the second being a series of 12 called the “D-2 Warrants”). All of the D-2 Warrants are subject to being repurchased by the Company at its option provided it is not in default.

The terms of the two Warrants are as follows:

	Warrant D-1	Warrant D-2-101 through 113
Number	1,116,256

12,953,695 in total:

101 is 10,017,999

102 is 319,798

103 is 243,065

104 is 242,013

105 is 240,962

106 is 239,911

107 is 238,860

108 is 237,809

109 is 236,758

110 is 235,707

111 is 234,655

112 is 233,604

113 is 232,553

Term	5 years from issuance date	5 years from date of initial exercisability

Initial Exerciseability Date	Issuance Date	On the fifth day of each month commencing December 5, 2018, through December 5, 2019, for each of Warrant D-2-101 through 113 respectively, will be initially exercisable

Exercise Price	$4.00	$.01

Pre Funded	No.	Yes, at $.01 per share

Buy back	No	The Company may buy back each Warrant on its date of initial exercisability so long as Note A is not in default for Warrant D-2-101 and the applicable installment payment for each month commencing on January 4, 2019 through December 4, 2019 has been paid when due for the warrants in sequential order Warrant D-2-102 for January 4, 2019 and so forth.

Prohibition on Certain Transactions	No variable rate transactions or dilutive issuances so long as Notes and Warrants outstanding	No variable rate transactions or dilutive issuances so long as Notes and Warrants outstanding

Security Agreements and Subsidiary Guaranty

The Company’s obligations to the Purchaser are secured by a lien on all of its assets pursuant to a security agreement and an intellectual property security agreement dated June 4, 2018, along with a subsidiary guaranty pursuant to which the Company’s subsidiaries have guaranteed payment of the Company’s obligations under the Notes. The security agreements create a first priority security interest in all of the personal property of the Company of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future (the “Collateral”), as security for the Secured Obligations (as defined in the security agreements). Under the security agreements, the Company agrees to certain conditions on its maintenance and use of the Collateral, including but not limited to the location of equipment and inventory, the condition of equipment, the payment of taxes, the maintenance of insurance, the protection of intellectual property rights, and limitations on transfers and sales. Upon the occurrence and during the continuance of an Event of Default under the Notes, the secured party will have certain rights under the security agreements including taking control of the Collateral pursuant to applicable law governing the rights and remedies of secured creditors and, in certain circumstances, selling the Collateral to cover secured obligations owed to the holders of the Notes.

Backstop

As a condition of closing, each Holder shall be required to enter into the backstop commitment and will be obligated to fund their pro rata portion of the backstop commitment, which provides up to a $50,000,000 backstop for a rights offering possibly contemplated by the Company. However, this Current Report on Form 8-K is not an offer to purchase or sell rights, and the Company will not make such an offer unless and until there is an effective registration statement covering such a transaction and there are no assurances as to when the Commission will declare such a registration statement effective. The purchasers will have the opportunity to purchase, at the purchase price of the rights offering and subject to the terms and conditions set forth in this agreement, shares of Common Stock that are not issued in the rights offering pursuant to the stockholders’ exercise of their basic subscription rights and over-subscription rights. Within two (2) business days following the satisfaction of the closing conditions as set forth in the agreement, and each successive fifteen (15) Business Day period commencing with the commencement date during the term of this agreement, the purchaser shall purchase from the Company in the backstop offering up to the number of purchase shares (as defined below) equal to the lesser of (i) One Million Dollars ($1,000,000) worth of purchase shares or (ii) 20% of the dollar trading volume of the Common Stock on the Principal Market on the five (5) Business Days immediately preceding the purchase date (each such purchase, a “purchase” and such shares, “purchase shares”) at the purchase price on the purchase date. The purchase amount may be increased on a case-by-case basis as reasonably requested by the Company. With respect to each such purchase, the Company must deliver the purchase shares on the business day following the purchase date. This back stop agreement shall continue until a maturity date to be set by the Company’s board of directors and/or upon other events including if the rights offering is not consummated by December 31, 2018 or upon a breach of the agreement.

The above is a summary of the material terms and conditions of the Securities Purchase Agreement, the Notes, the Warrants and the other agreements issued into in conjunction therewith and is qualified in its entirety by the full terms and conditions of such agreements which are attached to this Form 8-K as Exhibit 10.1 and are hereby incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: June 8, 2018	By:	/s/ Jennifer Simpson
	Name:	Jennifer Simpson
	Title:	President and Chief Executive Officer

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